Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies

12. Commitments and Contingencies

Commitments

As of December 31, 2012, the Company has outstanding licensing agreements for Ragnarok Online with 11 companies internationally. Based on the agreements with the licensees, the Company receives certain amounts (16% to 40%) of each licensee’s revenues as royalty.

The Company has contracts for the exclusive rights of Ragnarok Online II game distribution and sales with GungHo Online Entertainment, Inc. in Japan, AsiaSoft Corporation Public Co., Ltd. in Thailand, Shanghai The 9 Information Technology Ltd., in China, Level up! Inc. in the Philippines, AsiaSoft Online Pte. Ltd., in Singapore and Malaysia, AsiaSoft Corporation Public Co., Ltd. in Vietnam, PT. Lyto Datarindo Fortuna in Indonesia and Level up! Interactive S.A. in Brazil. The contract periods of these license agreements range from two to four years after commercialization in each geographical location.

In June 2010, the Company entered into an agreement for Requiem in Russia and 14 other countries with Ingamba LLC. In March 2010, the Company entered into an agreement for Requiem in Taiwan, Hong Kong and Macau with GameFlier International Corporation and the agreement was terminated in August 2012.

The Company entered into a software licensing agreement with GungHo in December 2005 for the right to publish and distribute Emil Chronicle Online (“ECO”) worldwide, except for Japan, which was renewed in 2012. In August 2007, the Company entered into an agreement with GameCyber Technology Ltd. to distribute ECO in Taiwan and Hong Kong, which was renewed in June 2012. In February 2009, the Company entered into an agreement with PT. Wave Wahana Wisesa for distribution of ECO in Indonesia and the agreement was terminated in October 2012. The Company entered into a license and distribution agreement with Access Bright Limited to distribute ECO in China in June 2010 and the agreement was terminated in February 2013.

The Company entered into a licensing agreement with Game Flier International Corporation in December 2012 for the right to publish and distribute Steal Fighter in Taiwan. Based on the agreement, the Company receives certain amounts of each licensee’s revenues as royalty.

As of December 31, 2012, the Company has outstanding licensing agreements for Dragonica with seven companies internationally. Based on the agreements with the licensees, the Company receives certain amounts (20% to 25%) of each licensee’s revenues as royalty.

As of December 31, 2012, the license fee the Company has committed to pay upon the commercial launches of the licensed games was ￦850 million.

The Company entered into various capital lease agreements to utilize game servers. The Company made principal and interest payments of $124 thousand (￦140 million) and $28 thousand (￦32 million) in 2010 and $151 thousand (￦175 million) and $52 thousand (￦61 million) in 2011, respectively. In 2012, the Company entered into additional capital lease payment agreements which increased the total capital lease payment by $270 thousand (￦287 million). Therefore, in 2012, the Company made principal and interest payments of $203 thousand (￦216 million) and $36 thousand (￦39 million), respectively.

Future minimum lease payments for the leases as of December 31, 2012, are as follows:

	2013				2014				2015
	Principal		Interest		Principal		Interest		Principal		Interest
	(In thousands of US dollars)
Capital lease		$207		$15		$86		$4		$52	—

	(In millions of Korean Won)
	￦	220	￦	16	￦	91	￦	4	￦	55	—

In addition to the capital lease above, the Company leases certain properties which are considered to be operating leases. Rental expenses incurred under these operating leases were approximately ￦2,823 million, ￦2,949 million and ￦2,796 million for the years ended December 31, 2010, 2011 and 2012, respectively. The Company entered into a lease agreement with Korea Software Industry Promotion Agency in 2008 and recorded a guarantee deposit of ￦1,371 million as of December 31, 2012.

Future minimum rental payments for the operating leases as of December 31, 2012, are as follows:

	(In millions of Korean Won)
2013	￦	2,302
2014		2,281
2015		139
2016		83

	￦	4,805

Litigation

In June 2009, a director and manager of Gravity Middle East & Africa FZ-LLC (“ME&A”), the subsidiary in United Arab Emirates, asserted to the Company a claim for his salary for the past twenty months, which amounts to ￦229 million (AED 721,022). The Company did not record any accrual from the claim as the Company believes that they had not entered into a valid contract with this director which required the payment of salary. There was no significant progress on this claim in 2012, and the Company is unable to predict the ultimate outcome of this claim.

In April 2009, the Company repatriated ￦1,820 million ($1.4 million) from ME&A, which was primarily remaining net assets of ME&A. ME&A has been in the process of liquidation since September 2008. In August 2010, the director and manager of ME&A, as a representative of ME&A, filed a lawsuit against the Company and some of its directors and officers on the subject of them being accused of the repatriation of ME&A claiming an aggregate of ￦1,628 million (AED 5 million and related interest plus litigation costs). In November 2011, the case was decided in favor of the plaintiff and the Company filed an appeal with the Seoul High Court and paid a deposit in court amounting to ￦4,140 million to proceed with the appeals against the dismissal of the case regarding the repatriation of capital funds from ME&A. The court ruled partially in favor of the plaintiff in December 2012. The Company filed a final appeal in December 2012 and the plaintiff filed a final appeal in January 2013 with the Supreme Court of Korea. No amount was accrued because the above case would not result in a loss for the Company.

In April 2010, the Company was charged by a former executive of the Company seeking payment of compensation amounting to ￦1,201 million under a certain employment agreement. The case was dismissed and the plaintiff filed an appeal against the dismissals of the lawsuits with the Seoul High Court in May 2011 and the court ruled partially in favor of the plaintiff. The plaintiff and the Company brought final appeals with the Supreme Court of Korea in December 2011 and the both appeals were finally dismissed by the Supreme Court of Korea in April 2012. In May 2010, the former executive filed another lawsuit claiming, amounting to ￦50 million, employment termination without cause. The case was dismissed and the plaintiff filed an appeal with the Seoul High Court in April 2011. In the opinion of management, there was not at least a reasonable possibility the Company may have incurred a material loss with respect to the above matters although the Company is unable to predict the ultimate outcome. The Company did not record a liability as of December 31, 2012. Furthermore, in June 2011, the former executive filed another lawsuit against the Company claiming nullity of dismissal and seeking remuneration, amounting to ￦110 million due regarding the remainder of his term. In June 2012, the case was decided in favor of the Company and the plaintiff filed an appeal with the Seoul High Court. In January 2013 the appeal was withdrawn, led by the plaintiff.

In June 2010, NeoCyon filed a lawsuit amounting to ￦1,294 million and related interest against the former CEO of NeoCyon, the defendant, who was accused of being given an unauthorized surplus of compensation related to retirement and retirement bonus funds from NeoCyon. The former CEO of NeoCyon filed a suit against NeoCyon which stated that he should be paid an additional amount of ￦81 million and related interest in retirement and retirement bonus funds. In September 2012, NeoCyon reached a settlement with the former CEO of NeoCyon on the condition that the former CEO would pay ￦20 million to NeoCyon.

In November 2010, Gravity Interactive, Inc., THQ Inc. and others were accused of a trademark infringement by the trademark owner of Dragonica, Victor Garcia, in a lawsuit filed in the United States District Court for the Southern District of Florida. The plaintiff filed a claim on all gains of the Company, losses for the plaintiff and other compensation related to the trademark infringement. In February 2011, Gravity Interactive, Inc. sent a written defense to the United States District Court for the Southern District of Florida, noting that there was no trademark infringement of “Dragonica.” In February 2012, the Company reached a settlement with Victor Garcia on the condition that the trademark would not be used in commerce anywhere within the U.S.A. and the case was closed in March 2012.